SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
October  23, 2007
Date of Report (date of earliest event reported)
EVERGREEN SOLAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-31687	04-3242254

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
138 Bartlett Street
Marlboro, Massachusetts 01752
(Address of principal executive offices)
(508) 357-2221
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
EX-10.1 - Amendment of Master Joint Venture Agreement dated October 23, 2007

Item 1.01. Entry into a Material Definitive Agreement.
     On October 23, 2007, Evergreen Solar, Inc. (the “Registrant”) entered into an amendment (the “Amendment”) to the Master Joint Venture Agreement dated November 21, 2005, by and among the Registrant, EverQ GmbH, Q-Cells AG and Renewable Energy Corporation ASA (as previously amended on September 29, 2006). The Registrant, Q-Cells and Renewable Energy Corporation are the three equal owners of EverQ. The Amendment was entered into in connection with an amendment of EverQ’s Articles of Association which was made primarily to comply with German Act of One-Third Participation. The German Act of One-Third Participation requires that EverQ permit its employees to elect members of EverQ’s Supervisory Board.
     The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as an exhibit to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

10.1	Amendment of Master Joint Venture Agreement by and among Evergreen Solar, Inc., Q-Cells AG, Renewable Energy Corporation ASA and EverQ GmbH, dated October 23, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SOLAR, INC.
By:	/s/ Michael El-Hillow
Michael El-Hillow
Chief Financial Officer and Secretary

Dated: October 29, 2007